SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                 January 3, 2002
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



Delaware                         0-28538                      13-5630895
--------------------------------------------------------------------------------
(State or other                 (Commission                  (IRS Employer
 jurisdiction of                 File Number)                 Identification
 incorporation)                                               Number)



1999 Broadway, Suite 4300, Denver, CO                            80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:           Other Events

     On January 2, 2002 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant of the formation of a new division named TiMET Automotive.


Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits

           Item No.     Exhibit List
           ---------    --------------------------------------------------------

           99.1        Press Release dated January 2, 2002 issued by Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      TITANIUM METALS CORPORATION
                                      (Registrant)


                                      By: /s/ Joan H. Prusse
                                          -------------------------------
                                          Joan H. Prusse
                                          Vice President, Deputy General Counsel
                                            and Secretary


Date: January 3, 2002

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE


FOR IMMEDIATE RELEASE:                            CONTACT:

Titanium Metals Corporation                       Investor Relations and Media:
1999 Broadway, Suite 4300                         Mark A. Wallace
Denver, Colorado 80202                            Executive Vice President
                                                    and Chief Financial Officer
                                                  (303) 296-5615

                                                  Product and Technical:
                                                  Kurt Faller
                                                  President, TIMET Automotive
                                                  (610) 286-1222


                       TIMET LAUNCHES AUTOMOTIVE DIVISION

     DENVER, COLORADO . . . January 2, 2002 . . . Titanium Metals Corporation ("TIMET") (NYSE: TIE) announced today the formation of a division specifically to serve the automotive industry and its growing requirements for titanium. The new division, named TiMET Automotive, is headquartered at the Company's Morgantown, Pennsylvania facility. Its establishment formalizes TIMET's intention to significantly expand its engagement with the automotive industry. The new division is headed by Kurt Faller, age 37, who has been leading TIMET's automotive initiatives for several years.

     "TiMET Automotive is a natural step in the progression of the automotive strategy we initiated in the mid-1990s," said J. Landis Martin, Chairman and Chief Executive Officer of TIMET. "The need to meet the conflicting goals of achieving higher mileage and lower emissions and improving safety has caused automobile manufacturers to increase their application of light weight materials. Titanium provides performance characteristics in the automotive environment that are unmatched by other metals. The objective of TiMET Automotive is to optimize the titanium production processes, controls, quality procedures and supply channels to meet the needs of the automobile industry," continued Mr. Martin. "An integral part of our strategy is to provide the best value titanium mill products to automotive industry oriented quality standards," Mr. Martin added.

     The consumption of titanium by auto industry original equipment manufacturers ("OEM's") for use in automobiles, trucks and motorcycles is expected to approximate 1100 metric tons in 2002. While this volume is modest compared to other automotive metals, it represents substantial growth over the estimated 100 metric tons used by OEM's globally in 1995. Equally important, this growth is taking place in all three of the world's primary auto producing regions- the United States, Europe and Japan. Titanium's success in automotive racing and other performance applications is now being translated into consumer vehicles. At least seventeen OEM's are currently using titanium for an array of components ranging from engine valves and connecting rods to wheel rim screws, exhaust systems and suspension springs. Additional components are in development or testing.

     Titanium's unique combination of low mass, high strength and strong resistance to automotive environment corrosion provides real solutions for current automotive engineering challenges. The material makes possible engine components that increase horsepower and torque while improving fuel economy and solving noise, vibration and harshness problems. It offers lifetime exhaust systems that weigh approximately 50% less than traditional systems. Titanium suspension springs can give OEM's even greater mass reduction (up to 70%, in the range of 20 to 45 lbs per vehicle) over conventional springs, performing the same function in less space, allowing increased payload, and uniquely increasing engine compartment or passenger compartment space.

     "The reality is that titanium for automotive application is simply a lot less expensive than is commonly thought," said Kurt Faller, president of TiMET Automotive, "particularly when you look at the life cycle cost of the material." Besides being much lower in mass, titanium exhaust components should easily last several hundred thousand miles and, except in extreme racetrack environments, are expected to exceed the life of the car. Titanium suspension springs save weight, require no corrosion allowance and no protective coatings, and do the same job in less space providing ever more valuable "real-estate" for designers to work with. Titanium components also resist corrosion in the automotive environment and, therefore, they retain much of the original material's value when they are recycled at the end of the vehicle's life.

     "Two of the more important tasks of TiMET Automotive are (i) to help OEM's and component manufacturers see how titanium can cost-effectively improve their products, and (ii) to match our titanium products, processing facilities and production techniques to our customers' needs, further reducing costs as volumes grow," Mr. Faller said. "In addition to our broad standard product line, we have three proven automotive-focused, proprietary titanium alloys to address specific needs. We have dedicated automotive product development, manufacturing and quality personnel on staff, and believe titanium is well-positioned for strong growth in the automotive industry," concluded Mr. Faller.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide integrated producer of titanium metal products. Information on TIMET is available on the World Wide Web at http://www.timet.com/.

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